File Nos. 2-92583 & 811-4084

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            HAWAIIAN TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

   Important Notice
Please Read Immediately


                             Hawaiian Tax-Free Trust
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on September 15, 2003


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:       (a)      at the Ala Moana Hotel, Hibiscus Ballroom,
                      410 Atkinson Drive, Honolulu, Hawaii;

Time:        (b)      on September 15, 2003
                      at 10:00 a.m. Hawaiian Standard Time;

Purposes:    (c)      for the following purposes:

                    (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending March 31, 2004 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on June 19, 2003 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                              Secretary





August 4, 2003

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                             Hawaiian Tax-Free Trust
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's founder and Administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802 is the Trust's Investment Adviser.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about August 4, 2003.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.96; Class C Shares, $11.95; and Class Y Shares, $11.98. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 57,712,990; Class C Shares, 3,088,878; and Class Y Shares, 2,151,837.

     On the record date, the following holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients


Name and address                     Number                     Percent
of the holder of                     of shares                 of class
record

Institutional 5% shareholders

Merrill Lynch Pierce
Fenner & Smith, Inc.              5,755,241 Class A Shares        9.97%
4800 Deer Lake Drive                826,430 Class C Shares       26.76%
Jacksonville, FL 32246              488,916 Class Y Shares       22.72%

Fiserv Securities Inc.            6,448,659 Class A Shares       11.17%
2005 Market Street
STE 1200
Philadelphia,
PA 19103


Additional 5% shareholders

Bank of Hawaii, Agent
Trustee for TT Family Limited
Partnership
P.O. Box 1930
Honolulu, HI 96805                  123,324 Class Y Shares        5.73%

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust
2525 Pali Hwy.
Honolulu, HI 96817                  156,188 Class Y Shares        7.26%

R. Dwayne Steele, Member
Steele Family Enterprises LLC
2525 Pali Highway
Honolulu, HI 96817                  236,377 Class Y Shares       10.98%


The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September 2002. All nominees have consented to serve if elected.



Trustees
and Officers(1)(2)
                                                                       Number of
                         Positions Held                                Portfolios in    Other Directorships
                         with                                          Fund Complex     Held by Trustee
                         Trust                                         Overseen by      (The position held is
Name, Address(3) and     and Length of    Principal Occupation(s)      Trustee          a directorship unless
Date of Birth            Service(4)       During Past 5 Years                           indicated otherwise.)

Interested Trustees(5)



Lacy B. Herrmann         Chairman of      Founder and Chairman of the         12     Director or trustee, OCC
New York, NY             the Board of     Board, Aquila Management                   Cash Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust,
                         1984             organization and Manager or                Oppenheimer Quest Value
                                          Administrator and/or Adviser or            Funds Group, Oppenheimer
                                          Sub-Adviser to each fund of the            Small Cap Value Fund,
                                          Aquilasm Group of Funds (6) and            Oppenheimer Midcap Fund, and
                                          Founder, Chairman of the Board of          Oppenheimer Rochester Group
                                          Trustees and (currently or until           of Funds.
                                          1998) President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since
                                          1981 and formerly Vice President
                                          or Secretary, 1981-1998;
                                          President and a Director, STCM
                                          Management Company, Inc., sponsor
                                          and investment adviser to Capital
                                          Cash Management Trust since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and charitable
                                          organizations.

Douglas Philpotts       Trustee since    Retired; formerly director,         4       Trustee, Pacific Capital
Honolulu, HI            1992             Chairman of the Board and                   Funds, which includes 11
(11/21/31)                               President of Hawaiian Trust                 bond and stock funds.
                                         Company, Limited; present or
                                         former director of various
                                         Hawaii-based civic and charitable
                                         organizations.
Non-interested
Trustees

William M. Cole          Trustee since    President, Cole International,     4                   None
Westfield, NJ            1985             Inc., shipping consultants,
(05/21/31)                                since 1974; Chairman, Cole
                                          Group, a real estate firm.

Thomas W. Courtney       Trustee          President, Courtney Associates,    5       Director or trustee, OCC
Sewickley, PA            since 1984       Inc., a venture capital firm,              Cash Reserves, Inc., OCC
(08/17/33)                                since 1988.                                Accumulation Trust,
                                                                                     Oppenheimer Quest Value
                                                                                     Funds Group, Oppenheimer
                                                                                     Small Cap Value Fund,
                                                                                     Oppenheimer Midcap Fund, and
                                                                                     Oppenheimer Rochester Group
                                                                                     of Funds.

Richard W. Gushman,      Trustee since    President and Chief Executive       4      Trustee, Pacific Capital
II(7)                    1992             Officer, OKOA, Inc., a                     Funds, which includes 11
Honolulu, HI                              diversified Hawaii-based real              bond and stock funds;
(02/28/46)                                estate organization with                   director, Outrigger Hotels
                                          activities in the western U.S.             since 2000; director, Servco
                                          and the Pacific Basin, since               Pacific, Inc. and Oceanic
                                          1972; Managing Partner of Summit           Time-Warner since 1998;
                                          Financial Resources, a Salt Lake           director, American Savings
                                          City, Utah-based financial                 Bank since 2002.
                                          services company; trustee, the
                                          Estate of James Campbell since
                                          2000 and Chairman of the Board
                                          of Trustees since 2002; trustee,
                                          University of Hawaii Foundation
                                          and Hawaii Pacific University
                                          since 1997; director, United Way
                                          of America since 1998; board
                                          member of the Boys & Girls Club
                                          of Honolulu, Aloha United Way,
                                          and other charitable and civic
                                          organizations.

Stanley W. Hong          Trustee since    President, Waste Management of     4       Trustee, Pacific Capital
Honolulu, HI             1992             Hawaii, Inc. since 2002;                   Funds, which includes 11
(04/05/36)                                Corporate Vice President, Hawaii           bond and stock funds;
                                          Area, Waste Management, Inc.               director, First Insurance
                                          since 2002; Trustee, The King              Co. of Hawaii, Ltd.
                                          William Charles Lunalilo Trust
                                          Estate since 2001; President and
                                          Chief Executive Officer, The
                                          Chamber of Commerce of Hawaii,
                                          1996-2001; director, Hawaii
                                          Public Television Foundation
                                          since 1998; Regent, Chaminade
                                          University of Honolulu; Chair -
                                          State Judicial Salary Commission
                                          since 1998; and director of
                                          other corporate and community
                                          organizations.

Theodore T. Mason        Trustee since    Executive Director, East Wind      6       Trustee, OCC Accumulation
New York, NY             1984             Power Partners LTD since 1994              Trust.
(11/24/35)                                and Louisiana Power Partners,
                                          LLC since 1999; President,
                                          Alumni Association of SUNY
                                          Maritime College since 2002
                                          (First Vice President,
                                          2000-2001, Second Vice
                                          President, 1998-2000) and
                                          director of the same
                                          organization since 1997;
                                          Director, STCM Management
                                          Company, Inc., since 1973; twice
                                          national officer of Naval
                                          Reserve Association, commanding
                                          officer of four naval reserve
                                          units and Captain, USNR (Ret);
                                          director, The Navy League of the
                                          United States New York Council
                                          since 2002; trustee, The
                                          Maritime Industry Museum at Fort
                                          Schuyler and the Maritime
                                          College at Fort Schuyler
                                          Foundation, Inc. since 2000.

Russell K. Okata         Trustee since    Executive Director, Hawaii         4       Trustee, Pacific Capital
Honolulu, HI             1992             Government Employees Association           Funds, which includes 11
(03/22/44)                                AFSCME Local 152, AFL-CIO since            bond and stock funds;
                                          1981; International Vice                   Chairman, Royal State
                                          President, American Federation             Companies.
                                          of State, County and Municipal
                                          Employees, AFL-CIO since 1981;
                                          director of various civic and
                                          charitable organizations.

Oswald K. Stender        Trustee since    Director, Hawaiian Electric        4       Trustee, Pacific Capital
Honolulu, HI             1992             Industries, Inc., a public                 Funds, which includes 11
(10/08/31)                                utility holding company, since             bond and stock funds;
                                          1993; trustee, the Bernice                 director, Grace Pacific
                                          Pauahi Bishop Estate 1990-1999;            Corporation, an asphalt
                                          trustee, Office of Hawaiian                paving company.
                                          Affairs and a member or trustee
                                          of several community
                                          organizations.


Officers

Diana P. Herrmann        President        President and Chief Operating      N/A                  N/A
New York, NY             since 1998       Officer of the Administrator
(02/25/58)                                since 1997, a Director since
                                          1984, Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          funds in the Aquilasm Group of
                                          Funds since 1986; Director of
                                          the Distributor since 1997;
                                          trustee, Reserve Money-Market
                                          Funds, 1999-2000 and Reserve
                                          Private Equity Series,
                                          1998-2000; active in mutual fund
                                          and trade organizations and in
                                          charitable and volunteer
                                          organizations.

Sherri Foster            Senior Vice      Senior Vice President, Hawaiian    N/A                  N/A
Lahaina, HI (07/27/50)   President        Tax-Free Trust since 1993;
                         since 1993       Vice President or Assistant Vice
                                          President of three Aquila
                                          Money-Market Funds; Registered
                                          Representative of the
                                          Distributor since 1985.

Stephen J. Caridi        Vice President   Vice President of the              N/A                  N/A
New York, NY (05/06/61)  since 1998       Distributor since 1995; Vice
                                          President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President 1996-1997;
                                          Assistant Vice President,
                                          Tax-Free Fund For Utah since
                                          1993.
Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A                  N/A
New York, NY             since 1984       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A                  N/A
New York, NY (08/23/40)  Secretary        Manager since 1998 and Assistant
                         since 2000       Secretary of the Aquilasm Group
                                          of Funds since 2000; trustee,
                                          Alpha Strategies Fund since
                                          July, 2002; Consultant, The
                                          Wadsworth Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          four Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A                  N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager since 1998; Fund
                                          Accountant for the Aquilasm
                                          Group of Funds, 1995-1998.

(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(3) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, New York, NY 10017.

(4) Each Trustee holds office until the next annual meeting of shareholders or until his successor is elected and qualifies. The term of office of each officer is one year.

(5) Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust and a director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust, as that term is so defined, as a shareholder of the Adviser's corporate parent.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquilasm Group of Funds."

(7) Mr. Gushman holds minority equity interests in a partnership and limited liability company that have outstanding loans from Bank of Hawaii. He also owns corporate entities that act as general partner and managing member, respectively of the borrowers, and holds majority equity interests in corporate entities that receive fees for services to the borrowers. The partnership's largest aggregate amount of indebtedness during the two years ended December 31, 2002 and the amount outstanding on that date was $13,100,000, and the interest rate is 6.5%. For the limited liability company, the corresponding amounts involved were both $7,200,000 and the interest rate is 7.0%. In addition, the Estate of James Campbell has entered into a credit agreement with a group of commercial banks, one of which is Bank of Hawaii, for which BNP Paribas acts as administrative agent. The agreement provides for a variety of term and revolving loans with a total lending commitment of $430 million, of which Bank of Hawaii's commitment is approximately $45 million, and is for a period of two years with certain rights of extension.




                       Securities Holdings of the Trustees
                                 (as of 6/30/03)

                     Dollar Range of          Aggregate Dollar Range of
Name of             Ownership in Hawaiian     Ownership in Aquilasm Investment
Trustee             Tax-Free Trust(1)         Companies Overseen by Trustee(1)

Interested Trustees


Lacy B. Herrmann                B                         E


Douglas Philpotts               C                         C

Non-interested Trustees

William M. Cole                 B                         E

Thomas W. Courtney              C                         C

Richard W. Gushman, II          B                         B

Stanley W. Hong                 C                         C

Theodore T. Mason               C                         C

Russell K. Okata                B                         B

Oswald K. Stender               B                         C


(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser, Administrator or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2003, the Trust paid a total of $151,787 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 12 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

                                           Compensation      Number of
                                           from all          boards on
                          Compensation     funds in the      which the
                          from the         Aquilasm          Trustee
Name                      Trust            Group             serves*

William M. Cole            $14,950          $43,200           4

Thomas W.
Courtney                   $15,300          $53,000           5

Richard W.
Gushman                    $16,300          $46,600           4

Stanley W. Hong            $15,300          $44,600           4

Theodore T. Mason          $15,650          $51,900           6

Russell K. Okata           $15,300          $44,600           4

Douglas Philpotts          $13,800          $38,600           4

Oswald K. Stender          $15,300          $44,600           4

* Certain Trustees are also trustees of the 11 funds in the Pacific Capital Group of Funds for which the Adviser is also investment adviser. For the same period, these funds paid the following Trustees the amounts listed: Mr. Gushman, $29,167; Mr. Hong, $29,167; Mr. Okata, $29,167; Mr. Philpotts, $29,167; and Mr.
Stender, $29,167.

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Administrator is Manager or Administrator to the Aquilasm Group of Funds. As of June 30, 2003 these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended March 31, 2003 the Trust paid $1,839,064 in fees to the Administrator.


     During the fiscal year ended March 31, 2003, $1,311,637 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $73,870 was retained by the Distributor. With respect to Class C Shares, during the same period $220,031 was paid under Part II of the Plan and $73,344 was paid under the Shareholder Services Plan. Of these total payments of $293,375, the Distributor received $51,746. All of such payments were for compensation.

     During the fiscal year ended March 31, 2003 the Trust paid to Hollyer Brady Smith & Hines, independent counsel to the Trust, $108,482 for legal services. Edward M.W. Hines, Secretary of the Trust, is a partner of that firm.

     The Distributor currently handles the distribution of the shares of twelve funds (four money-market funds, seven tax-free municipal bond funds and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are William M. Cole, Thomas W. Courtney, Richard W. Gushman, II, Stanley W. Hong, Theodore T. Mason, Russell K. Okata and Oswald K. Stender. All of the members of the Committee are "independent" and are not "interested persons" of the Trust. The Committee (i) selects what firm of independent auditors will be the Trust's independent auditors (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of auditors is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Trust's last fiscal year, the Board of Trustees held seven meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser or its parent or subsidiaries.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Trust's independent auditors, has been selected by the Audit Committee (ratified by the Trust's Board of Trustees), including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 2004. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Trust's annual financial statements for 2002 and 2003, and fees billed for other services rendered by KPMG.

                                             2002              2003

        Audit Fees:                        $20,000           $20,600

        Audit related fees                       0                 0

            Audit and audit related fees    20,000            20,600

        Tax fees (1)                        9,872              7,392

        All other fees                      415,000(2)             0

            Total                          $444,872          $27,992

(1) Tax fees consisted of fees for tax consultation and tax compliance services.


(2) KPMG performed a commercial lending process redesign project for the Bank of Hawaii (not for the Asset Management Group of Bank of Hawaii, the Investment Adviser to the Trust) for a fee of approximately $415,000.

     KPMG did not perform any services during the last fiscal year for the Trust's investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides services to the Trust.

     The Audit Committee, which consists of all of the independent and non-interested Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2004.

     KPMG has no direct or indirect financial interest in the Trust, the Administrator or the Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX

                             Hawaiian Tax-Free Trust

                             AUDIT COMMITTEE CHARTER


1.   The Audit Committee shall be composed entirely of independent Trustees.

2.   The purposes of the Audit Committee are:

         (a) to oversee the Trust's accounting and financial reporting policies.

         (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

         (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

          (b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and
          (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

          (c) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

          (d) to review the fees charged by the auditors for audit and non-audit services;

          (e) to investigate improprieties or suspected improprieties in Trust operations; and

          (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Trust and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                             Hawaiian Tax-Free Trust

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        to be held on September 15, 2003

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-800-690-6903

     To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                             Hawaiian Tax-Free Trust

                Proxy for Shareholder Meeting September 15, 2003
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Hawaiian Tax-Free Trust (the "Trust") whose signature(s)appears below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, September 15, 2003 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii, at 10:00 a.m. Hawaiian Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2003


_________________________________
 Signature(s) PLEASE SIGN WITHIN THE BOX


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

please fold and detach card at perforation before MAILING
Hawaiian Tax-Free Trust

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Lacy B. Herrmann*; 02) William M. Cole; 03) Thomas W. Courtney; 04) Richard
W. Gushman, II; 05) Stanley W. Hong; 06) Theodore T. Mason; 07) Russell K. Okata; 08) Douglas Philpotts*; 09) Oswald K. Stender

                  * interested Trustees

                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.


_______________

[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent auditors

                       (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment.
                                                                    __
             I plan to attend the annual meeting in Honolulu       [__]
                                                                    __
             I plan to attend the outreach meeting in Hilo         [__]
                                                                    __
             I plan to attend the outreach meeting in Kailua-Kona  [__]

For address changes and/or comments, please check this box and write them on the front where indicated.
                                                             _
                                                            [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.